UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2017

Repligen Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-14656	04-2729386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 Seyon Street, Bldg. 1, Suite 100, Waltham, MA 02453

(Address of Principal Executive Offices) (Zip Code)

(781) 250-0111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described below, effective as of May 18, 2017, stockholders of the Repligen Corporation (the “Company”) approved an amendment to Article I, Section 6 of the Amended and Restated By-laws of the Company to adopt majority voting in uncontested director election, Article I, Section 10 to adopt advance notice procedures for director nominations and stockholder proposals and Article VII to permit the board of directors to amend the By-laws. Effective as of the same date, the Board of Directors of the Company (the “Board”) amended Article I, Section 4 and Section 6 to define certain terms and clarify notice provisions, respectively. The Company’s Second Amended and Restated By-laws is attached hereto as Exhibit 3.1, incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on May 18, 2017. Proxies were solicited pursuant to the Company’s proxy statement filed on April 21, 2017, with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934, as amended.

The number of shares of the Company’s common stock, $0.01 par value per share (“Common Stock”), entitled to vote at the Annual Meeting was 34,076,544. The number of shares of Common Stock present or represented by valid proxy at the Annual Meeting was 31,952,897, representing 93.76% of the total number of shares of Common Stock entitled to vote at the Annual Meeting. Each share of Common Stock was entitled to one vote with respect to matters submitted to the Company’s stockholders at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders were asked (i) to elect the Company’s Board of Directors, (ii) to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, (iii) to vote to approve, on an advisory basis, the compensation paid to the Company’s named executive officers, (iv) to vote, on an advisory basis, on the frequency of future advisory votes on the compensation of the Company’s named executive officers, (v) to approve an amendment to the Company’s By-laws to adopt majority voting in uncontested director elections, (vi) to approve an amendment to the Company’s By-laws to adopt advance notice procedures for director nominations and stockholder proposals and (vii) to approve an amendment to the Company’s By-laws to permit the board of directors to amend the By-laws.

The voting results reported below are final.

Proposal 1 – Election of the Board of Directors

Nicolas M. Barthelemy, Glenn L. Cooper, John G. Cox, Karen A. Dawes, Tony J. Hunt, Glenn P. Muir, and Thomas F. Ryan, Jr. were duly elected as the Company’s Board of Directors. The results of the election were as follows:

NOMINEE	FOR	% FOR	WITHHELD	% WITHHELD	BROKER NON-VOTES
Nicolas M. Barthelemy	27,413,229	99.22%	214,192	0.78%	4,325,476
Glenn L. Cooper	27,420,520	99.25%	206,901	0.75%	4,325,476
John G. Cox	27,425,348	99.27%	202,073	0.73%	4,325,476
Karen A. Dawes	27,279,755	98.74%	347,666	1.26%	4,325,476
Glenn P. Muir	27,424,276	99.26%	203,145	0.74%	4,325,476
Tony J. Hunt	27,496,155	99.52%	131,266	0.48%	4,325,476
Thomas F. Ryan, Jr.	27,274,482	98.72%	352,939	1.28%	4,325,476

Proposal 2 – Ratify the Appointment of Independent Registered Public Accounting Firm

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was ratified. The results of the ratification were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	31,684,913	241,005	26,979
PERCENTAGE OF VOTED	99.16%	0.75%	0.08%

Proposal 3 – Advisory Vote on Compensation of the Named Executive Officers

The compensation paid to the Company’s named executive officers was approved on an advisory basis. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	26,444,798	1,153,666	28,957	4,325,476
PERCENTAGE OF VOTED	95.71%	4.17%	0.10%

Proposal 4 – Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers

The frequency of the advisory vote on executive compensation was approved on an advisory basis. The results of the vote were as follows:

	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
NUMBER	24,078,211	26,533	3,494,835	27,842
PERCENTAGE OF VOTED	87.15%	0.09%	12.64%	0.10%

Based on the votes set forth above, the Company’s stockholders approved, on a non-binding, advisory basis, a frequency of 1 year for the non-binding, advisory vote on the compensation of the Company’s named executive officers. The Board considered the voting results with respect to the frequency proposal and other factors, and the Board currently intends for the Company to hold a non-binding, advisory vote on the compensation of the Company’s named executive officers every year until the next required advisory vote on the frequency of holding the non-binding, advisory vote on the compensation of the Company’s named executive officers.

Proposal 5 – Amendment to the Company’s By-laws to Adopt Majority Voting in Uncontested Director Elections

The amendment to the Company’s By-laws to adopt majority voting in uncontested director elections was approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	27,553,101	49,755	24,565	4,325,476
PERCENTAGE OF VOTED	99.73%	0.18%	0.08%

Proposal 6 – Amendment to the Company’s By-laws to Adopt Advance Notice Procedures for Director Nominations and Stockholder Proposals

The amendment to the Company’s By-laws to adopt advance notice procedures for director nominations and stockholder proposals was approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	22,519,798	5,075,829	31,794	4,325,476
PERCENTAGE OF VOTED	81.51%	18.37%	0.11%

Proposal 7 – Amendment to the Company’s By-laws to Permit the Board of Directors to Amend the By-laws

The amendment to the Company’s By-laws to permit the board of directors to amend the By-laws was approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	23,295,598	4,291,631	40,192	4,325,476
PERCENTAGE OF VOTED	84.32%	15.53%	0.14%

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

3.1	Second Amended and Restated By-laws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPLIGEN CORPORATION

Date: May 23, 2017	By:	/s/ Tony J. Hunt
Tony J. Hunt
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Second Amended and Restated By-laws